Exhibit 10.19

                    PHARMACY AND NURSING SERVICES AGREEMENT
                                    BETWEEN
                            M T ULTIMATE HEALTHCARE
                                      AND
                         THE PROMPTCARE COMPANIES, INC.

This PHARMACY AND NURSING SERVICES AGREEMENT (the "Agreement") is effective as of the 8 day of June, 2004 ("the Effective Date") by and between M T Ultimate Healthcare, having its principal place of business at 45 Main Street Brooklyn, NY and a branch office at 2434 Grand Avenue Baldwin, New York ("Agency"), and The PromptCare Companies having its principal place of business at 51 Terminal Avenue, Clark, New Jersey, 07066 ("PromptCare").

                                  WITNESSETH :
                                  -------------

WHEREAS, Agency provides home health nursing services to patients who are in need of such services at home and who are residents of New York or New Jersey and who are referred by families, licensed physician, hospitals, and other health and welfare agencies; and

WHEREAS,  Agency  is  duly  licensed  in  the  state  of  New  York.

WHEREAS, PromptCare is a pharmacy duly licensed by the State of New Jersey, engaged in the business of dispensing pharmaceuticals and pharmacy services, and employs pharmacist(s) who are currently registered and /or certified in the State of New Jersey to practice pharmacy; and

WHEREAS, PromptCare desires to provide pharmaceutical products, admixture services, related supplies, as well as additional specific services as described in Exhibit A attached hereto (collectively referred herein as the "Pharmacy"),
    ----------
to  certain  patients  in  New York and New Jersey on the terms set forth below.

WHEREAS, PromptCare desires to obtain and Agency desires to provide home health nursing services as described in Exhibit B attached hereto (collectively
                                      ----------
referred to as the "Nursing Services"), to certain patients in New York and New Jersey on terms set forth below.

NOW THEREFORE, in consideration of the above recitals, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

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IN  WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the date(s)  indicated  below.

Agency  Name:  M  T  Ultimate Healthcare            PromptCare Companies, Inc.
By:  /s/  Maria  Francois                           By:  /s/  Beverly  Greatorex
Its:  Administrator                                 Its:  Director  of  Nursing
Date:  6/03/04                                      Date:  6/08/04

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